UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2018

HUBBELL INCORPORATED

(Exact name of registrant as specified in its charter)

CONNECTICUT	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive Shelton, Connecticut	06484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (475) 882-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01.	Other Events.

On April 12, 2018, the Compensation Committee of the Board of Directors of Hubbell Incorporated (the “Company”) approved the payout of the performance share awards based on Relative Sales Growth granted in 2014 to the named executive officers identified in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 15, 2018 (the “2018 Proxy Statement”). As previously reported by the Company, performance shares were granted on December 2, 2014 and had a performance period of January 1, 2015 to December 31, 2017. In previous years, vesting of performance share awards was solely based on the Company’s Total Shareholder Return and, as a result, the Company historically disclosed the number of shares awarded in settlement of such performance share award grants and the value realized for the applicable three-year performance period in its proxy statement for the annual meeting first following the end of the applicable performance period. In 2014, however, the Company added Relative Sales Growth as an additional performance metric to its performance share awards, the calculation of which requires publicly available financial results from the Company’s peer companies. Due to the timing of the availability of this information, the Compensation Committee could not definitively determine the level of achievement of the Relative Sales Growth metric until a sufficient number of S&P 900 Index companies reported earnings for the year ended December 31, 2017. As a result, only preliminary estimated payout data for the performance share awards based on Relative Sales Growth granted in 2014 was included in the 2018 Proxy Statement. The Company is hereby supplementing the estimated information set forth in the 2018 Proxy Statement to report the actual payouts of such awards as approved by the Compensation Committee consistent with the previously disclosed plan and award information.

The following table describes the results of the Relative Sales Growth performance measure for the 2015-2017 performance period, as well as the net income margin modifier, and the resulting payout percentage.

Performance Measures	Performance	Payout
Relative Sales Growth	67th Percentile	157%
Net Income Margin Modifier	8.5%	87.5%
PAYOUT		137%

Based on the above performance, the following named executive officers identified in the 2018 Proxy Statement received the following shares of the Company’s common stock:

Name	Title	Payout of 2014 Performance Share Awards based on Relative Sales Growth (common stock)
David G. Nord	Chairman, President and Chief Executive Officer	11,295
William R. Sperry	Senior Vice President and Chief Financial Officer	2,972
Rodd R. Ruland	Group President, Construction and Energy	742
An-Ping Hsieh	Senior Vice President, General Counsel and Secretary	2,139
Gerben W. Bakker	Group President, Power Systems	1,931

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBBELL INCORPORATED

	By:	/s/ An-Ping Hsieh
	Name:	An-Ping Hsieh
	Title:	Senior Vice President, General Counsel and Secretary
Date: April 18, 2018